                         EIGHTH MODIFICATION AGREEMENT
                           TO OPEN-END MORTGAGE DEED


     THIS AGREEMENT made this 27th day of March, 1997, by and between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with its principal place of business at 1790 New Britain Avenue, Farmington, Connecticut 06032 (hereinafter referred to as the "BORROWER") and FLEET NATIONAL BANK F/K/A FLEET NATIONAL BANK OF CONNECTICUT F/K/A SHAWMUT BANK CONNECTICUT, N.A. F/K/A THE CONNECTICUT NATIONAL BANK, a national banking association with an office at 777 Main Street, MSN 240, Hartford, Connecticut 06115 (hereinafter referred to as the "LENDER").

                               W I T N E S E T H:

     WHEREAS, on May 12, 1989, the Borrower granted to the Lender a mortgage on certain premises located at 1790 New Britain Avenue, Farmington, Connecticut, which mortgage was recorded in the Farmington Land Records on May 15, 1989 in Volume 394 at Page 521, and which mortgage was modified by that certain Mortgage Modification Agreement dated November 10, 1989 and recorded in the Farmington Land Records on November 21, 1989 in Volume 403 at Page 644 (collectively, the "MORTGAGE");

     WHEREAS, on July 30, 1992, the parties modified the Mortgage by entering into that certain Second Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on August 6, 1992 in Volume 446 at Page 002;

     WHEREAS, on December 23, 1992, the parties modified the Mortgage by entering into that certain Third Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on February 25, 1993 in Volume 456 at Page 1010;

     WHEREAS, on March 22, 1993, the parties modified the Mortgage by entering into that certain Fourth Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on March 31, 1993 in Volume 458 at Page 738;

     WHEREAS, on March 29, 1994, the parties modified the Mortgage by entering into that certain Fifth Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on April 19, 1994 in Volume 480 at Page 855;

     WHEREAS, on February 28, 1995, the parties modified the Mortgage by entering into that certain Sixth Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on March 3, 1995 in Volume 496 at Page 1; and

     WHEREAS, on April 10, 1996, the parties modified the Mortgage by entering into that certain Seventh Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records in Volume 515 at Page 376; and

     WHEREAS, the parties desire to further modify the Mortgage to (a) modify the interest rates set forth in the notes attached to the Mortgage, and (b) amend and restate certain notes attached to the Mortgage;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is hereby agreed by and between the parties that the Mortgage be modified as follows:

      1. The first "WHEREAS" clause on Page 2 of the Mortgage is hereby amended in its entirety to read as follows:

           "WHEREAS, the Lender and the Borrower have entered into a Fifth Amended and Restated Revolving Loan, Term Loan and Security Agreement, dated February 28, 1995, as amended from time to time and now in effect, (such Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement, as amended from time to time and now in effect, is hereinafter referred to as the "EDAC LOAN AGREEMENT"), pursuant to which the full amount of the revolving loan therein authorized (the "EDAC REVOLVING LOAN") is NINE MILLION DOLLARS ($9,000,000.00). Pursuant to the EDAC Loan Agreement, all or part of the Revolving Loan proceeds are permitted to be advanced from time to time (the "EDAC REVOLVING LOAN ADVANCES") and shall be secured by this Mortgage. The EDAC Revolving Loan shall be evidenced by the promissory note annexed hereto and made a part hereof as SCHEDULE K (the "REVOLVING PROMISSORY NOTE"). The initial EDAC Revolving Loan Advance and future EDAC Revolving Loan Advances, if any, may be either evidenced by additional notes or recorded in an account on the books of the Lender as specified in SECTION 4.1 hereof. The EDAC Loan Agreement provides for repayment of all or a portion of the outstanding balance of the EDAC Revolving Loan proceeds, together with interest thereon, from time to time. The entire principal balance of the EDAC Revolving Loan, together with accrued interest, shall be due and payable ON DEMAND; and"

      2. The Mortgage is hereby modified by deleting the following "WHEREAS" clauses:

           "WHEREAS, the Borrower is justly indebted to the Lender pursuant to a certain Equipment Promissory Note dated March 29, 1994, in the maximum principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) the
      "EQUIPMENT       LINE OF CREDIT"), a copy of which note is attached
      hereto and made a part hereof as SCHEDULE L (the "EQUIPMENT PROMISSORY NOTE"); and




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


           "WHEREAS, the Borrower is justly indebted to the Lender pursuant to a certain Equipment Promissory Note II dated February 28, 1995, in the maximum principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) (the "EQUIPMENT LINE OF CREDIT II"), a copy of which note is attached hereto and made a part hereof as SCHEDULE N (the "EQUIPMENT PROMISSORY
      NOTE II") and inserting the following in lieu thereof; and"

and inserting the following in lieu thereof:

           "WHEREAS, the Borrower is justly indebted to the Lender pursuant to a certain Equipment Promissory Note III dated on or about March 28, 1997 in the maximum principal amount of Three Million Dollars ($3,000,000.00) (the "EQUIPMENT LINE OF CREDIT III"), a copy of which note is attached hereto and made a part hereof as SCHEDULE L (the "EQUIPMENT PROMISSORY
      NOTE III"); and

           "WHEREAS, the Borrower is justly indebted to the Lender pursuant to a certain Amended and Restated Promissory Note dated on or about March 28, 1997 in the original principal amount of $541,153.34 (the "SECOND TERM NOTE"), a copy of which note is attached hereto and made a part hereof as SCHEDULE N; and"

     3. The last "WHEREAS" clause of the Mortgage (which collectively defines all of the obligations of the Borrower to the Lender as the "LOAN") is hereby amended in its entirety to read as follows:

           "WHEREAS, the obligations of the Borrower to repay principal under the Term Note, the ESOT Guaranty, the Equipment Promissory Note III, the Second Term Note; the EDAC Revolving Loan, the Revolving Promissory Note and the EDAC Loan Agreement (hereinafter collectively referred to as the "LOAN") shall not exceed in the aggregate $15,864,354.75;"

     4. SCHEDULE K to the Mortgage is hereby deleted and replaced with SCHEDULE K attached hereto and made a part hereof.

     5. SCHEDULE L to the Mortgage is hereby deleted and replaced with SCHEDULE L attached hereto and made a part hereof.


     6. SCHEDULE M to the Mortgage (which is the Term Note) is hereby amended by:

         a. Deleting the language "eight and sixty-five hundredths percent (8.65%) per annum" on page one of Schedule M and inserting "seven and sixty-five hundredths percent (7.65%) per annum."

         b. Deleting the date "April 1, 1993" on page one of Schedule M and replacing it with "April 1, 1997."

            c. Deleting the date "April 1, 1998" on page one of Schedule M and replacing it with "March 1, 2002."

            d. Deleting the date "April 30, 1998" on page one of Schedule M and replacing it with "March 31, 2002."

            e. Deleting the first full paragraph on page two of Schedule M in its entirety and substituting the following in lieu thereof:

                 To the extent allowed by applicable law, after the occurrence of an Event of Default, all outstanding principal and unpaid interest shall bear, until paid, interest at a rate per annum (the "DEFAULT RATE") equal to three (3) points above the interest rate specified above.

     7.     SCHEDULE N to the Mortgage (which is the Equipment Promissory Note
II) is hereby deleted.

     8. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Mortgage.

     9. Except as modified by this Agreement and any previous modifications, the rights, privileges, duties and obligations of the parties hereto under the Mortgage shall remain unchanged, in full force and effect and binding upon the parties thereto. Nothing herein contained shall operate to release the Mortgagor from its liability to pay the obligations, and to keep and perform all of the terms, conditions, obligations and agreements, contained in the Mortgage, as hereinbefore modified.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and their respective seals to be affixed hereto as of the date set forth on the first page hereof.


WITNESS:                                     BORROWER:

                                             EDAC TECHNOLOGIES CORPORATION


                                             By:
                                                 -----------------------------
                                                     Ronald E. Popolizio
                                                     Its Vice President
                                                     Duly Authorized

                                    LENDER:

                                    FLEET NATIONAL BANK f/k/a FLEET NATIONAL
                                    BANK OF CONNECTICUT f/k/a SHAWMUT BANK
                                    CONNECTICUT, N.A.


                                    By:
                                        -------------------------------
                                             Edgar Ezerins
                                             Its Vice President
                                             Duly Authorized



STATE OF CONNECTICUT   )
                       )     ss.: Farmington
COUNTY OF HARTFORD     )


     The foregoing instrument was acknowledged before me this 27th day of March, 1997, by RONALD E. POPOLIZIO, the Vice President of EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, on behalf of the corporation.


                                    ------------------------------------
                                    Commissioner of Superior Court
                                    Notary Public
                                    My Commission Expires:



STATE OF CONNECTICUT   )
                       )     ss.: Farmington
COUNTY OF HARTFORD     )


     The foregoing instrument was acknowledged before me this 27th day of March, 1997, by Edgar Ezerins, the Vice President of Fleet National Bank f/k/a Fleet National Bank of Connecticut f/k/a SHAWMUT BANK CONNECTICUT, N.A., a national banking association, on behalf of the banking association.




                                    ------------------------------------
                                    Commissioner of Superior Court
                                    Notary Public
                                    My Commission Expires:










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